Exhibit 10.24

AMENDMENT #1 TO THE TRANSACTION DOCUMENTS DATED JUNE 6, 2023

THIS AMENDMENT #1 (the “Amendment”) to the Transaction Documents (as defined below) is entered into on June 12, 2023, by and between KISSES FROM ITALY INC., a Florida corporation (the “Company”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”) dated June 6, 2023, pursuant to which the Parties entered into the Transaction Documents (as defined in the SPA) (the “Transaction Documents”) all dated June 6, 2023.

B. The Parties desire to amend the Transaction Documents as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All references to “June 6, 2023” in the Transaction Documents shall be replaced with “June 12, 2023”.

2. Section 8(a) of the SPA shall apply to this Amendment.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Transaction Documents. Except as specifically modified hereby, all of the provisions of the Transaction Documents which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

KISSES FROM ITALY INC.

By: /s/ Claudio Ferri

Name: CLAUDIO FERRI

Title: CO-CHIEF EXECUTIVE OFFICER

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: FirstFire Capital Management LLC, its manager

By: /s/ Eli Fireman

ELI FIREMAN

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